UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 24, 2018 (April 24, 2018)

CIT GROUP INC.

(Exact name of registrant as specified in its charter)

Delaware	001-31369	65-1051192
(State or other	(Commission	(IRS Employer
jurisdiction of	File Number)	Identification No.)
incorporation)

11 West 42nd Street

New York, New York 10036

(Address of registrant's principal executive office)

Registrant's telephone number, including area code: (212) 461-5200

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

[ ] Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

[ ] If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Section 2 – Financial Information

Item 2.02.  Results of Operations and Financial Condition.

This Current Report on Form 8-K includes as an exhibit a press release, dated April 24, 2018, reporting the financial results of CIT Group Inc. (the “Company”) as of and for the quarter ended March 31, 2018. The press release is attached as Exhibit 99.1. This press release includes certain non-GAAP financial measures.  A reconciliation of those measures to the most directly comparable GAAP measures is included as a table to the press release.  The information reported under this Item 2.02, including Exhibit 99.1, shall be considered filed, not furnished, for purposes of the Securities Exchange Act of 1934, as amended (the “Exchange Act”).

Section 7 – Regulation FD

Item 7.01.  Regulation FD Disclosure.

In addition, this Form 8-K includes a copy of the Company’s presentation to analysts and investors of its First Quarter 2018 Financial Results for the quarter ended March 31, 2018, which is attached as Exhibit 99.2.  The information included in Exhibit 99.2 shall be considered furnished, not filed, for purposes of the Exchange Act.  The Company also provides supplementary financial information on its website, which is not incorporated by reference in this Form 8-K.

Section 9 – Financial Statements and Exhibits

Item 9.01.   Financial Statements and Exhibits.

(d)	Exhibits.
99.1	Press release issued by CIT Group Inc. on April 24, 2018 reporting its financial results as of and for the quarter ended March 31, 2018.
99.2	Presentation by CIT Group Inc. on April 24, 2018 regarding its First Quarter 2018 Financial Results.

Forward-Looking Statements

This Form 8-K contains forward-looking statements within the meaning of applicable federal securities laws that are based upon our current expectations and assumptions concerning future events, which are subject to a number of risks and uncertainties that could cause actual results to differ materially from those anticipated. The words “expect,” “anticipate,” “estimate,” “forecast,” “initiative,” “objective,” “plan,” “goal,” “project,” “outlook,” “priorities,” “target,” “intend,” “evaluate,” “pursue,” “commence,” “seek,” “may,” “would,” “could,” “should,” “believe,” “potential,” “continue,” or the negative of any of those words or similar expressions is intended to identify forward-looking statements. All statements contained in this Form 8-K, other than statements of historical fact, including without limitation, statements about our plans, strategies, prospects and expectations regarding future events and our financial performance, are forward-looking statements that involve certain risks and uncertainties. While these statements represent our current judgment on what the future may hold, and we believe these judgments are reasonable, these statements are not guarantees of any events or financial results, and our actual results may differ materially. Important factors that could cause our actual results to be materially different from our expectations include, among others, the risk that (i) CIT is unsuccessful in implementing its strategy and business plan, (ii) CIT is unable to react to and address key business and regulatory issues, (iii) CIT is unable to achieve the projected revenue growth from its new business initiatives or the projected expense reductions from efficiency improvements, (iv) CIT becomes subject to liquidity constraints and higher funding costs, or (v) the parties to a transaction do not receive or satisfy regulatory or other approvals or conditions on a timely basis or approvals are subject to conditions that are not anticipated. We describe these and other risks that could affect our results in Item 1A, “Risk Factors,” of our latest Annual Report on Form 10-K for the year ended December 31, 2017, which was filed with the Securities and Exchange Commission. Accordingly, you should not place undue reliance on the forward-looking statements contained in this Form 8-K. These forward-looking statements speak only as of the date on which the statements were made. CIT undertakes no obligation to update publicly or otherwise revise any forward-looking statements, except where expressly required by law.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CIT GROUP INC.
(Registrant)

By:	/s/ John Fawcett

John Fawcett
Executive Vice President & Chief Financial Officer

Dated:  April 24, 2018